UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2019

FLIR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-21918	93-0708501
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

27700 SW Parkway Avenue,		97070
Wilsonville,	Oregon
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (503) 498-3547

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLIR	NASDAQ	Global Select Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Amendment No. 1 to the previously filed Current Report on Form 8-K dated October 31, 2019 is being filed as to correct Exhibit 99.1 news release, which included the incorrect balance sheet table. No other modifications have been made to the information contained in the original 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the original 8-K.

I
tem 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 31, 2019, FLIR Systems, Inc. (the “Company”) issued a news release announcing (i) its financial results for the quarter and nine months ended September 30, 2019, (ii) a revision of revenue and earnings per share for the year ending December 31, 2019, and (iii) the declaration of a quarterly dividend.

The news release issued October 31, 2019 is furnished herewith as Exhibit 99.1 to this Report and shall not be deemed to be filed for purposes of Section 18 of the Exchange Act.

Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

99.1 News release issued by FLIR Systems, Inc. dated October 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 31, 2019.

FLIR SYSTEMS, INC.
(Registrant)

By	/s/ Carol P. Lowe
Carol P. Lowe
Executive Vice President and Chief Financial Officer

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